                                   ACXIOM(R)

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
   [LOGO] ACX                                                [LOGO] SHARES

  COMMON STOCK                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                           CUSIP 005125 10 9
                              ACXION CORPORATION

THIS CERTIFIES THAT



                                    [SEAL]


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.10 PAR VALUE, OF

============================= ACXION CORPORATION =============================
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, and all amendments thereof, to all of which each holder by the acceptance hereof consents.
    This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.
Dated:
                                    [SEAL]      COUNTERSIGNED AND REGISTERED
                                                     FIRST CHICAGO TRUST COMPANY
Charles D. Morgan, Jr.   Catherine L. Hughes                   OF NEW YORK
     CHAIRMAN               SECRETARY              TRANSFER AGENT AND REGISTRAR.
                                                 BY
                                                   AUTHORIZED SIGNATURE

                              ACXIOM CORPORATION

        The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as through they we written out in full according to applicable laws or regulations.

TEN COM - as tenants in common            UNIF GIFT MIN ACT -___Custodian_____
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
          of survivorship and not as               Under Uniform Gifts to Minors
          tenants in common                        Act ________________________
                                                              (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated____________________________

                                  X ___________________________________________
                                                      (SIGNATURE)
          NOTICE:
THIS SIGNATURES(S) TO
THIS ASSIGNMENT MUST
CORRESPOND WITH THE
NAME(S) AS WRITTEN
UPON THE FACE OF THE
CERTIFICATE IN EVERY
PARTICULAR WITHOUT
ALTERATION OR ANY
CHANGE WHATEVER.
                                   X ___________________________________________
                                                      (SIGNATURE)

Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of January 28, 1998, (as such may be amended from time to time, the "Rights Agreement"), between Acxiom Corporation (the "Company") and First Chicago Trust Company of New York, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged for shares of Common Stock or other securities or assets of the Company or a Subsidiary of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.

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THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:
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